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                                                                    EXHIBIT 10.1

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                      CHRONIC CARE SOLUTIONS HOLDING, INC.

                             STOCKHOLDERS' AGREEMENT

                         Dated as of September 30, 2005

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                                TABLE OF CONTENTS

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
1.  Additional Offerings.................................................     1
    1.1.   Additional Offerings; Generally...............................     1
    1.2.   Exercise of Purchase Rights...................................     2
    1.3.   Sale of Unpurchased Securities................................     2
    1.4.   Future Additional Offerings...................................     3

2.  Restrictions on Transfers of Shares Held by the Employee
    Stockholders.........................................................     3
    2.1.   General Restrictions on Transfer..............................     3
    2.2.   Permitted Transferees.........................................     3

3.  Tag-Along Rights.....................................................     3

4.  Drag-Along Right.....................................................     4

5.  Rights to Purchase Shares from the Employee Stockholders.............     6
    5.1.   Repurchase Rights.............................................     6
    5.2.   Notice........................................................     6
    5.3.   Payment and Delivery of Certificates..........................     7

6.  Election of Directors; Committees....................................     7
    6.1.   Board Make-up.................................................     7
    6.2.   Post Qualified Public Offering Board Seats....................     7
    6.3.   Replacement Directors.........................................     8
    6.4.   Committees....................................................     8
    6.5.   Directors of Subsidiaries.....................................     8
    6.6.   Voting Rights.................................................     8

7.  Legends..............................................................     9

8.  Covenants, Representations and Warranties............................    10
    8.1.   Information Rights............................................    10
    8.2.   No Other Arrangements or Agreements...........................    10

9.  Amendment, Modification, Supplement and Waiver.......................    11

10. Termination of Rights and Obligations Under Certain Sections.........    11

11. Parties..............................................................    11
    11.1.  Assignment Generally..........................................    11
    11.2.  Termination...................................................    11
    11.3.  Agreements to Be Bound........................................    11

12. Recapitalizations, Exchanges, etc. Affecting the Shares..............    12
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
13. Further Assurances...................................................    12

14. Governing Law........................................................    12

15. Invalidity of Provision..............................................    12

16. Notices..............................................................    12

17. Headings; Execution in Counterparts..................................    13

18. Entire Agreement.....................................................    13

19. Injunctive Relief....................................................    13

20. Defined Terms........................................................    14
    20.1.  Affiliate.....................................................    14
    20.2.  Awards........................................................    14
    20.3.  Change in Control.............................................    14
    20.4.  Closing Date..................................................    14
    20.5.  Common Stock..................................................    14
    20.6.  Convertible Securities........................................    14
    20.7.  Equity Securities.............................................    14
    20.8.  Exchange Act..................................................    14
    20.9.  Fair Market Value.............................................    14
    20.10. Investors.....................................................    15
    20.11. Majority Employee Stockholders................................    15
    20.12. Mandatory Conversion..........................................    15
    20.13. Other Shares..................................................    15
    20.14. Owns, Own or Owned............................................    15
    20.15. Permitted Assignee............................................    15
    20.16. Person........................................................    15
    20.17. Prime Rate....................................................    15
    20.18. Promissory Note...............................................    15
    20.19. Qualified Public Offering.....................................    16
    20.20. Registration Rights Agreement.................................    16
    20.21. Repurchase Price..............................................    16
    20.22. Requisite Institutional Investors.............................    16
    20.23. Stock Incentive Plan..........................................    16
    20.24. Securities Act................................................    16
    20.25. Shares........................................................    16
    20.26. SPA Shares....................................................    16
    20.27. Transfer......................................................    16
    20.28. Warburg Pincus................................................    17

21. Grant of Irrevocable Proxy...........................................    17
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                                       ii

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                             STOCKHOLDERS' AGREEMENT

     This STOCKHOLDERS' AGREEMENT (this "Agreement") is dated as of September
30, 2005 and is entered into by and among Chronic Care Solutions Holding, Inc., a Delaware corporation (the "Company"), the institutional investor(s) whose name(s) and address(es) are set forth from time to time on Schedule I hereto
(the "Institutional Investors") and those employees of the Company and certain of its subsidiaries whose names and addresses are set forth on Schedule II hereto (such employees and each of their respective Permitted Transferees are hereinafter collectively referred to as the "Employee Stockholders").
Capitalized terms used herein without definition elsewhere in this Agreement are defined in Section 20 hereof.

                                    RECITALS

     WHEREAS, on August 12, 2005, CCS Acquisition, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company ("CCSA"), entered into an Agreement and Plan of Merger (the "MPTC Agreement") with MPTC Merger Sub, Inc., a Florida corporation ("MPTC Merger Sub"), and MPTC Holdings, Inc., a Florida corporation ("MPTC"), pursuant to which MPTC Merger Sub will merge with and into MPTC, with MPTC being the surviving corporation and a wholly owned subsidiary of CCSA;

     WHEREAS, on August 30, 2005, CCSA entered into an Agreement and Plan of
Merger (the "CCS Agreement") with CCS Merger Sub, Inc., a Delaware corporation
("CCS Merger Sub"), and Chronic Care Solutions, Inc., a Delaware corporation
("CCS"), pursuant to which CCS Merger Sub will merge with and into CCS, with CCS being the surviving corporation and a wholly owned subsidiary of CCSA;

     WHEREAS, in connection with the consummation of the transactions contemplated by the MPTC Agreement and the CCS Agreement, the Investors have entered into a Securities Purchase Agreement with the Company (the "Purchase
Agreement"), pursuant to which the Company has issued and sold to each Investor and each Investor has purchased from the Company shares of Series A Convertible
Preferred Stock of the Company (the "Preferred Stock");

     WHEREAS, the powers, rights and preferences, restrictions and other matters relating to the Common Stock and Preferred Stock are set forth in the Restated
Certificate of Incorporation of the Company (the "Restated Certificate"); and

     WHEREAS, the Investors and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company, the disposition and voting of the capital stock of the Company and certain other matters set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, and to implement the foregoing, the parties hereto agree as follows:

1. Additional Offerings.

     1.1. Additional Offerings; Generally. If at any time after the date hereof, the Company or any direct or indirect subsidiary of the Company (each a "Subsidiary") proposes to

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issue any Equity Securities (other than the issuance of any Equity Securities
(i) pursuant to the public in a firm commitment underwriting pursuant to a registration statement filed under the Securities Act, (ii) pursuant to the acquisition of another Person by the Company or any Subsidiary (as consideration for the acquisition and not for the purpose of financing an acquisition), whether by purchase of stock, merger, consolidation, purchase of all or substantially all of the assets of such Person or otherwise, (iii) pursuant to an employee stock option plan, stock bonus plan, stock purchase plan or other management equity program, including without limitation the Stock Incentive
Plan, approved by a majority of the members of the Board of Directors of the Company (the "Board") (which majority shall include at least two (2) Warburg
Directors), (iv) by a Subsidiary to the Company or any other Subsidiary of the Company or (v) in the form of warrants to purchase Common Stock issued to lessors of property and/or equipment or to financial institutions or related entities in connection with commercial credit or debt financing or other similar arrangements which are approved by a majority of the members of the Board), then, as to each Institutional Investor that Owns at least five percent (5%) of the Common Stock (each such Person is hereinafter referred to, for purposes of this Section 1, as a "Participating Investor" and collectively, such Persons are referred to in this Section 1 as the "Participating Investors"), the Company shall:

          (a) give written notice (the "Subscription Right Notice") setting forth in reasonable detail (i) the designation and all of the terms and provisions of the Equity Securities proposed to be issued (the "Proposed
     Securities"), including, where applicable, the voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (ii) the price and other terms of the proposed sale of such Proposed Securities; and (iii) the amount of such Proposed Securities proposed to be issued; and

          (b) offer to issue to each Participating Investor that number of Proposed Securities equal to the number of Proposed Securities multiplied by such Participating Investor's Percentage Interest. For purposes hereof,
     "Percentage Interest" shall mean, in respect of any Participating Investor, the percentage determined by dividing (x) the number of shares of Common
     Stock Owned by such Participating Investor, by (y) the total number of shares of Common Stock Owned by the Investors.

     1.2. Exercise of Purchase Rights. Each Participating Investor may exercise its purchase rights hereunder within twenty (20) business days after receipt of the Subscription Right Notice. If all of the Proposed Securities offered to the Participating Investors are not fully subscribed by such Participating
Investors, the remaining Proposed Securities will be reoffered to the Participating Investors upon the terms set forth in this Section 1, until all such Proposed Securities are fully subscribed for or until all such Participating Investors have subscribed for all such Proposed Securities which they desire to purchase, except that such Participating Investors must exercise their purchase rights within ten (10) business days after receipt of all such reoffers. To the extent that the Company or any Subsidiary, as the case may be, offers two or more securities in units, the Participating Investor must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

     1.3. Sale of Unpurchased Securities. Upon the expiration of the offering periods described above, the Company or any Subsidiary, as the case may be, will be free to sell such


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Proposed Securities that the Participating Investors have not elected to purchase during the ninety (90) calendar day period immediately following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Participating Investors. Any Proposed Securities offered or sold by the Company or any Subsidiary, as the case may be, after such ninety (90) calendar day period must be reoffered to the Participating Investor pursuant to this Section 1.

     1.4. Future Additional Offerings. The election by the Participating
Investor not to exercise its subscription rights under this Section 1 in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance.

2. Restrictions on Transfers of Shares Held by the Employee Stockholders.

     2.1. General Restrictions on Transfer. No Shares owned by any Employee
Stockholder nor any interest therein nor any rights relating thereto may be Transferred by such Employee Stockholder, except for Transfers of Shares (i) to a Permitted Transferee or (ii) pursuant to Section 3, Section 4 or Section 5 of this Agreement.

     2.2. Permitted Transferees. Subject to this Section 2 and Section 11, an
Employee Stockholder may Transfer any Shares owned by him or her or any interest therein (i) for estate-planning purposes of such Employee Stockholder and with the prior written consent of the Board, which consent shall not be unreasonably withheld, to (w) a trust under which the distribution of the Shares Transferred thereto may be made only to beneficiaries who are such Employee Stockholder, his or her spouse, his or her parents, members of his or her immediate family or his or her lineal descendants (collectively, "Permitted Family Members"), (x) a corporation the stockholders of which are only such Employee Stockholder or Permitted Family Members, (y) a limited liability company the members of which are only such Employee Stockholder or Permitted Family Members or (z) a partnership, or a limited liability partnership, the partners of which are only such Employee Stockholder or Permitted Family Members or (ii) in case of the death of an Employee Stockholder, by will or by the laws of intestate succession, to his or her executors, administrators, testamentary trustees, legatees or beneficiaries (each such Person to which a Transfer is permitted pursuant to clauses (i) and (ii) immediately above is hereinafter referred to as a "Permitted Transferee" and collectively, as the "Permitted Transferees");
provided, however, that in each such case, the Shares so Transferred shall be subject to all provisions of this Agreement as though the transferring Employee
Stockholder were still the holder of such Shares; provided further, however, that if a Permitted Transferee ceases to meet the foregoing definition of Permitted Transferee, it shall immediately transfer any Shares held by it to the Employee Stockholder that made the Transfer of such Shares or to another
Permitted Transferee designated by such Employee Stockholder.

3. Tag-Along Rights.

     3.1. Subject to the other terms of this Section 3, no Investor shall be permitted to Transfer any Shares to one or more third parties unless each other
Investor is offered a right to participate in such Transfer for a purchase price per Share equal to the purchase price to be received by such Investor then proposing to sell the Shares (the "Selling Investor") and on other


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terms and conditions not less favorable to such other Investor than those applicable to the Selling Investor. Any Investor who, in accordance with the terms of Section 3.2 below, notifies the Selling Investor that it desires to participate in any sale of Shares shall have the right to include in such sale an amount of Shares equal to the amount of Shares the third party actually proposes to purchase multiplied by the percentage obtained by dividing the number of Shares (including shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) owned by such participating Investor by the aggregate number of Shares (including shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) owned by the Selling Investor and each other Investor exercising its right to participate in such sale pursuant hereto. For the purposes of this
Section 3.1, a sale to a "third party" shall not include a sale to any Permitted
Transferee or Permitted Assignee or a sale pursuant to an effective registration statement (a "Registration Statement"). Notwithstanding the foregoing, in the event the Selling Investor is selling only shares of Preferred Stock, holders of Common Stock shall not have the right to sell shares of Common Stock pursuant to this Section 3.1. In calculating the percentage used to calculate the number of shares of Stock that such holders are entitled to sell, the percentages for Preferred Stock and Common Stock shall be separately calculated.

     3.2 In the event a Selling Investor is proposing to sell any Shares and, pursuant to this Section 3, the Investors are entitled to participate in such sale, such Selling Investor shall notify each Investor entitled to participate therein in writing of such proposed sale and its terms and conditions (and shall provide any other information regarding the proposed transfer that such other
Investor may reasonably request). Within fifteen (15) business days of the date of such notice, each Investor entitled to participate therein shall notify such Selling Investor if it elects to participate in such sale. Any Investor that fails to notify the Selling Investor within such fifteen (15) business day period shall be deemed to have waived its rights hereunder with respect to such sale. Notwithstanding anything contained in this Section 3 to the contrary, in the event that all or a portion of the purchase price for the Shares being purchased consists of securities and the sale of such securities to any Investor entitled to participate therein would, by virtue of the fact that such Investor is not an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act), require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of the Selling Investor, any one or more of such Investors may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board.

4. Drag-Along Right.

     4.1 If the Institutional Investors are proposing to sell to one or more third parties in excess of fifty percent (50%) of the number of Shares owned by them, the Institutional Investors shall have the right, but not the obligation, to require each other Investor to sell, in accordance with the immediately following sentence hereof, all or a portion of such other Investor's Shares
(including shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) in such sale. In the event the Institutional
Investors require the other Investors to sell all or a portion of their Shares
(including shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) pursuant to this Section 4.1 such other
Investors shall be required to include in such sale an amount of Shares
(including


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shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) equal to the aggregate number of Shares (including shares of vested restricted Common Stock and restricted Common Stock that would vest upon such sale) owned by such other Investor as of the date of the proposed sale multiplied by a fraction, the numerator of which shall be the number of Shares that the Institutional Investors are proposing to sell in such sale, and the denominator of which is the aggregate number of Shares owned by the Institutional Investors, in each case, as of the date of the proposed sale. An
Investor required to sell any Shares pursuant to this Section 4.1, shall be entitled to receive in exchange therefor an amount per share equal to the purchase price received per share of Common Stock Owned by the Institutional
Investors in connection with such sale; provided, however that, if the Institutional Investors own Preferred Stock, such per share amount shall be calculated after giving effect to the payment of the Liquidation Preference (as defined in the Restated Charter) to all holders of Preferred Stock. Such
Investors shall otherwise participate in such transaction on other terms and conditions not less favorable to such Investors than those applicable to the Institutional Investors and, subject to Section 4.3 below, shall receive the same type of consideration received by the Institutional Investors in such transaction. In the event that any such transaction involves the merger of the Company with or into a third party or, in the event that in lieu of the sale of Shares, the transaction involves the sale by the Company of all or substantially all of the Company's assets to any third party, or if such transaction otherwise requires the vote of the Company's stockholders, each Investor hereby agrees to vote all Shares then owned by such Investor in favor of such transaction, waive any dissenter or appraisal right he, she or it may have in respect of such transaction and to otherwise to take all steps necessary (including delivery of certificates or other instruments evidencing the shares to be conveyed, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto) to enable him, her or it to comply with the provisions of this
Section 4.1 to facilitate any such transaction. For the purposes of this Section
4, a sale to a "third party" shall not include a sale to any Permitted Assignee or a sale pursuant to a Registration Statement.

     4.2. To exercise the rights granted under Section 4.1, the Institutional
Investors shall give each other Investor a written notice, not less than fifteen
(15) days prior to the proposed sale, containing (i) the name and address of the proposed transferee(s) and (ii) the proposed purchase price with respect to the Shares, terms of payment and other material terms and conditions of the offer of the proposed transferee(s). Each Investor shall thereafter be obligated to sell its Shares to the proposed transferee(s) or vote its Shares in favor of the proposed transaction, as the case may be, in accordance with Section 4.1.

     4.3 Notwithstanding anything contained in this Section 4 to the contrary, in the event that all or a portion of the purchase price for the Shares being purchased consists of securities and the sale of such securities to an Investor entitled to participate therein would, by virtue of the fact that such Investor is not an "accredited investor" (within the meaning of Rule 501(a) under the Securities Act), require either a registration under the Securities Act or the preparation of a disclosure document pursuant to Regulation D under the Securities Act (or any successor regulation) or a similar provision of any state securities law, then, at the option of the Institutional Investors, any one or more of such Investors may receive, in lieu of such securities, the fair market value of such securities in cash, as determined in good faith by the Board.


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5. Rights to Purchase Shares from the Employee Stockholders.

     5.1. Repurchase Rights. Subject to Section 5.2, if, prior to the time that the Company completes a Qualified Public Offering, an Employee Stockholder's employment or service with the Company or any Subsidiary terminates for any reason, during the period commencing on the date of such termination and ending on the date that the Company completes a Qualified Public Offering, in addition to any repurchase right of the Company or the Institutional Investors, as the case may be, with respect to unvested shares of Restricted Stock (as defined in the Stock Inventive Plan) as provided in the Stock Incentive Plan, the Company and, to the extent the Company does not exercise such right, the Institutional
Investors, shall have the right, but not the obligation, to purchase from such Employee Stockholder, and such Employee Stockholder shall have the obligation to sell to the Company or the Institutional Investors, as the case may be, all, but not less than all of the Shares (including Shares acquired pursuant to a stock or option grant) owned by such Employee Stockholder as of the date of repurchase at a per share price equal to the Repurchase Price (such right, the "Repurchase
Right").

          (a) If the Company or the Institutional Investors, as the case may be, exercises the Repurchase Right following such Employee Stockholder's termination of employment or service, as applicable, (i) by the Company or any Subsidiary without Cause (as defined in the Stock Incentive Plan) or
     (ii) as a result of death or permanent disability of the Employee
     Stockholder, the aggregate Repurchase Price for all SPA Shares and Other
     Shares so repurchased shall be paid in a lump-sum at the time of repurchase.

          (b) If the Company or the Institutional Investors, as the case may be, exercises the Repurchase Right following an Employee Stockholder's termination of employment or service, as applicable, by the Company or any Subsidiary for Cause (as defined in the Stock Incentive Plan), the aggregate Repurchase Price for such SPA Shares and Other Shares repurchased shall be paid in a lump-sum at the time of repurchase, or, in the sole discretion of the Company or the Institutional Investors, as the case may be, in the form of the Promissory Note.

          (c) If the Company or the Institutional Investors, as the case may be, exercises the Repurchase Right following an Employee Stockholder's termination of employment or service, as applicable, by the Employee
     Stockholder for any other reason, (i) the aggregate Repurchase Price for such SPA Shares repurchased shall be paid in a lump-sum at the time of repurchase, and (ii) the aggregate Repurchase Price for such Other Shares repurchased shall be paid in a lump-sum at the time of repurchase, or, in the sole discretion of the Company or the Institutional Investors, as the case may be, in the form of the Promissory Note.

     5.2. Notice. If the Company or the Institutional Investors, as the case may be, desires to purchase any Shares from an Employee Stockholder pursuant to
Section 5.1, it shall notify such Employee Stockholder (or his or her a Permitted Transferee) in writing at any time prior to the later of the 183rd day following such termination and the date on which all non-competition covenants applicable to such Employee Stockholder in respect of the Company or any Subsidiary


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(including without limitation such restrictive covenants contained in an
Employee Stockholder's employment agreement) expire or otherwise terminate.

     5.3. Payment and Delivery of Certificates. Payment for any Shares purchased by the Company or the Institutional Investors, as the case may be, by reason of an event described in Section 5 shall be made on or prior to the date that is thirty (30) days following the date of the receipt by the Employee Stockholder or his or her Permitted Transferee, as the case may be, of the Company's or the Institutional Investors', as the case may be, notice pursuant to Section 5.2. At the closing, the Employee Stockholder or his or her Permitted Transferee, as the case may be, shall deliver to the Company or the Institutional Investors, as the case may be, the certificates or other instruments evidencing the Shares to be conveyed, duly endorsed and in negotiable form with all the requisite documentary stamps affixed thereto, and free and clear of any lien or other encumbrance.

6. Election of Directors; Committees.

     6.1. Board Make-up. As of the date hereof (after giving effect to the transactions contemplated by the Purchase Agreement), the Board shall consist of Joel Ackerman, David Wenstrup, Howard Deutsch, and Joseph Capper. From and after the date hereof, and until the time that the Company completes a Qualified
Public Offering, the Investors and the Company shall take all action within their respective power, including, but not limited to, the voting of all Shares
Owned by them, required to cause the Board to consist of up to six (6) members or such other number of members as requested from time to time by the Institutional Investors, and at all times throughout the term of this Agreement, to include:

          (a) for as long as the Institutional Investors Own at least twenty percent (20%) of the Common Stock Owned by Investors, four (4) members designated by Warburg Pincus and, for as long as the Institutional
     Investors Own at least five percent (5%) but less than twenty percent (20%) of the Common Stock Owned by Investors, one (1) member designated by Warburg Pincus (such members referred to herein as "Warburg Directors" and each a "Warburg Director"); and

          (b) two (2) other directors reasonably acceptable to the Institutional
     Investors (the "Other Directors").

     The parties hereto acknowledge that the four (4) representatives to be designated by Warburg Pincus are initially the directors that the holders of Preferred Stock are entitled to elect under the Restated Certificate. The parties hereto further acknowledge that two of the initial Warburg Directors shall be Joel Ackerman and David Wenstrup and the initial Other Directors shall be Howard Deutsch, as Executive Chairman, and Joseph Capper, as Chief Executive
Officer. The parties hereto further acknowledge that Warburg Pincus may designate the other Warburg Directors at anytime as contemplated hereby.

     6.2. Post Qualified Public Offering Board Seats. From the date on which the
Company completes a Qualified Public Offering, and (x) for as long as the Institutional Investors together with any Affiliate thereof beneficially own
(within the meaning of Rule 13d-3 under the Exchange Act) at least ten percent
(10%) of the outstanding shares of Common Stock, the


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Company will nominate and use its best efforts to have elected to the Board two
(2) individuals designated by Warburg Pincus and (y) for as long as the Institutional Investors together with any Affiliate thereof beneficially own
(within the meaning of Rule 13d-3 under the Exchange Act) at least five percent
(5%) but less than ten percent (10%) of the outstanding shares of Common Stock, the Company will nominate and use its best efforts to have elected to the Board one (1) individual designated by Warburg Pincus (it being understood that the foregoing is not a limitation on the number of directors that the Institutional
Investors may have the right to nominate to the Board).

     6.3. Replacement Directors. In the event that any Warburg Director (each, a
"Withdrawing Director") designated in the manner set forth in Section 6.1 hereof is unable to serve, or once having commenced to serve, is removed or withdraws from the Board, such Withdrawing Director's replacement (the "Substitute
Director") will be designated by Warburg Pincus. The Investors and the Company agree to take all action within their respective power, including, but not limited to, the voting of all Shares Owned by them (i) to cause the election of such Substitute Director promptly following his or her nomination pursuant to this Section 6.3 and (ii) upon the written request of Warburg Pincus to remove, with or without cause, any of the Warburg Directors.

     6.4. Committees. Subject to applicable law and any rules or regulations of any stock exchange or automated dealer quotation system on which the Common
Stock is listed, in the event the Board shall at any time create a committee of the Board, any such committee shall have at least one (1) Warburg Director so long as Warburg Pincus is entitled to elect at least one (1) member of the Board; provided, however, that the foregoing shall not apply to any committee formed to consider a transaction between the Company and Warburg Pincus or its Affiliates.

     6.5. Directors of Subsidiaries. Subject to applicable law and any rules or regulations of any stock exchange or automated dealer quotation system on which the Common Stock is listed, for so long as Warburg Pincus is entitled to elect at least one (1) member of the Board, Warburg Pincus shall be entitled to designate one (1) director (which director shall be one of the Warburg
Directors) to the board of directors of each Subsidiary. In the event that Warburg Pincus exercises its right pursuant to this Section 6.5, the Company shall take all action within its power to cause such designee to be appointed to such boards.

     6.6. Voting Rights. Without the approval of the Board, which approval must include the affirmative vote of at least two (2) Warburg Directors (or in the event that there is only one (1) Warburg Director, the affirmative vote of such Warburg Director), the Company will not, and will not permit any Subsidiary to:

          (a) sell, lease, or dispose of assets in excess of $2,000,000 outside of the ordinary course of business;

          (b) incur indebtedness for borrowed money in excess of $10,000,000 in any fiscal year;


                                        8


          (c) make capital expenditures in any fiscal year in excess of an amount equal to 110% of the capital expenditures described in the operating plan of the Company approved by the Board (the "Operating Plan") for such fiscal year;

          (d) engage in any material business or activity other than that described in the Operating Plan;

          (e) materially change its accounting methods or policies or change its auditors;

          (f) hire or terminate, or materially amend or modify the employment term (including compensation) of the executive chairman, chief executive officer or chief financial officer of the Company;

          (g) enter into any transaction, other than employment agreements on a basis consistent with past practice, with any officer, director or beneficial owner of five percent (5%) or more of the Common Stock or any affiliate of any of the foregoing other than on terms and conditions not less favorable to the Company than could be obtained on an arm's-length basis from unrelated third parties;

          (h) increase the compensation of its senior executives other than as described in the Operating Plan;

          (i) approve the Operating Plan; or

          (j) take, agree to take or resolve to take any actions in furtherance of any of the foregoing.

7. Legends. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate or other instrument representing Shares owned by any Investor shall bear upon its face the following legends, as appropriate:

          (i) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, REASONABLY SATISFACTORY TO CHRONIC CARE SOLUTIONS HOLDING, INC. (THE "COMPANY"), SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT, SUCH LAWS AND THE STOCKHOLDERS' AGREEMENT DATED AS OF SEPTEMBER 30, 2005, BY AND AMONG THE COMPANY, WARBURG PINCUS PRIVATE EQUITY IX, L.P. AND THOSE OTHER PARTIES NAMED THEREIN (THE "STOCKHOLDERS' AGREEMENT").

          (ii) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN THE STOCKHOLDERS' AGREEMENT, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST.

In addition, certificates representing Shares shall bear any legends required by the applicable laws of any states.

8. Covenants, Representations and Warranties.

     8.1. Information Rights. At any time that the Company is not required to file periodic reports pursuant to the Exchange Act, or, if required and the Company fails to file such required periodic reports with the Securities and Exchange Commission (the "SEC") for any reason whatsoever, the Company shall provide to each Investor that Owns at least fifteen percent (15%) of the outstanding shares of Common Stock by electronic means or otherwise, essentially the same financial statements that would be contained in Annual Reports on Form 10-K and in Quarterly Reports on Form 10-Q, if the Company were required to file, or did not fail to file, such periodic reports, it being understood and agreed that such information shall (a) be provided to the Investors no later than the date on which the Company would have been required to file such report with the SEC and (b) include, without limitation, annual audited financial statements and unaudited quarterly financial statements, each prepared in accordance with generally accepted accounting principles. Without limiting the foregoing, from and after the date hereof, on reasonable prior written notice, the Company and any Subsidiary shall make their respective representatives reasonably available to each Investor that Owns at least 15% of the Common Stock Owned by all Investors to discuss the business, results of operations and other matters pertaining to the Company and any Subsidiary. Any and all information provided to any Investor pursuant to the terms of this Agreement (other than any information that is generally available to the public through no breach of the terms of this Agreement) shall be treated as confidential information by such Investor and such Investor shall use its reasonable best efforts to ensure that such information is not disclosed or otherwise divulged to any third party (other than such Investor's counsel, accountants and other professional advisors in connection with services being performed by any such professional for such Investor and to the members, partners and limited partners of the Investors entitled to information under this Section 8.1).

     8.2. No Other Arrangements or Agreements. Each Employee Stockholder hereby represents and warrants to the Company and each other Investor that, except as set forth in this Agreement and except for (a) the Registration Rights Agreement, (b) any written agreement between such Employee Stockholder and the Company or any Subsidiary, and (c) any Award Agreement between such Employee Stockholder and the Company, each as amended from time to time, he or she has not entered into or agreed to be bound by any other arrangements or agreements of any kind with any other party with respect to any Shares of the Company, including, but not limited to, arrangements or agreements with respect to the acquisition, disposition or voting of any Shares of the Company or any interest therein (whether or not such arrangements and agreements are with the Company, any Subsidiary, other Investors or holders of capital stock of the Company that are not parties to this Agreement).

9. Amendment, Modification, Supplement and Waiver. This Agreement may be amended, modified or supplemented, and the enforcement of any provision hereof may be waived, with, and only with, the prior written consent of the Company and the Requisite Institutional Investors; provided, however, that the terms of Sections 2.2, 3, 5 and 10 hereof and the terms of this proviso may be amended, modified, supplemented or waived with, and only with, the prior written consent of the Company, the Requisite Institutional Investors and the Majority Employee Stockholders. Subject to the terms of the proviso contained in the immediately preceding sentence hereof, if the Company and the Requisite Institutional Investors shall have so agreed, any such amendment, modification, supplement or waiver shall be effective with respect to all of the Investors hereunder, whether or not such Investor shall have agreed to such amendment, modification, supplement or waiver, and the Company shall promptly notify all other Investors who have not so agreed of the material terms of such amendment, modification, supplement or waiver and the effective date thereof.

10. Termination of Rights and Obligations Under Certain Sections. All rights and obligations pursuant to Sections 1, 2, 3, 4, 5, 6.1, 6.3, 6.4, 6.5, 6.6, 11, 12
and 21 of this Agreement shall terminate upon the earlier of the closing of a Qualified Public Offering and a Change in Control. Without limiting the foregoing, this Agreement or any portion thereof shall terminate upon the written consent of the Company and the Requisite Institutional Investors; provided, however, that except as contemplated by the first sentence of this
Section 10, the written consent of the Company, the Requisite Institutional Investors and the Majority Employee Stockholders shall be required to terminate or otherwise eliminate any of the terms of Sections 2, 3 or 5 hereof or this proviso of this Section 10.

11. Parties.

     11.1. Assignment Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, that no Investor shall be permitted to assign any of his, her or its obligations pursuant to this Agreement without the prior written consent of the Company and the Institutional Investors, unless such assignment is in connection with a Transfer explicitly permitted by this Agreement and, prior to such assignment, such assignee complies with the requirements of Section 11.3 hereof.

     11.2. Termination. Any party to, or Person who is subject to, this Agreement that ceases to Own any Shares shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; provided, however, that a Transfer of Shares not explicitly permitted under this Agreement shall not relieve any Investor of any of his, her or its obligations hereunder.

     11.3. Agreements to Be Bound.

          (a) Notwithstanding anything to the contrary contained in this Agreement, any Transfer (other than pursuant to Section 3, Section 4 or Section 5 of this Agreement) of Shares by an Employee Stockholder shall be permitted under the terms of this Agreement only if the transferee (i) shall agree in writing to be bound by the terms and conditions of this Agreement and shall evidence such agreement by executing a joinder agreement, the form of which is attached as Exhibit A hereto (the "Joinder Agreement") and (ii) shall cause his or her spouse, if any, to execute a spousal waiver in form and substance satisfactory to the Board, if such transferee is an individual who resides in a state with a community property system. Upon the execution of the joinder agreement and, if applicable, the spousal waiver by the spouse of such transferee, such transferee shall be deemed to be an Employee Stockholder, and all Shares so Transferred shall be deemed Shares for all purposes of this Agreement, except as otherwise provided in the joinder agreement.

          (b) Notwithstanding anything to the contrary contained in this Agreement, as a condition precedent to the effectiveness of any Transfer of Shares by any Institutional Investor, the transferee thereof shall be required to agree in writing to be bound by the terms and conditions of this Agreement pursuant to an instrument of assumption reasonably satisfactory in substance and form to the Board.

12. Recapitalizations, Exchanges, etc. Affecting the Shares. Except as otherwise provided herein, the provisions of this Agreement shall apply to the fullest extent set forth herein with respect to (a) the Shares and (b) any and all Equity Securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Shares, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Except as otherwise expressly provided herein, this Agreement is not intended to confer, and does not confer, upon any Person, except for the parties hereto, any rights or remedies hereunder.

13. Further Assurances. Each party hereto or Person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or Person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

14. Governing Law. This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

15. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

16. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy (including facsimile), as follows:

          (i) If to the Company, to it at:

               c/o Warburg Pincus Private Equity IX, L.P.
               466 Lexington Avenue
               New York, New York  10017
               Facsimile No.: (212) 878-9100
               Attention: David Wenstrup

          (ii) If to any Institutional Investor or any Employee Stockholder, to such Institutional Investor or Employee Stockholder, as the case may be, at the address or facsimile number listed on Schedule I and Schedule II hereto, respectively, or as such Institutional Investor or Employee Stockholder shall designate to the Company in writing in accordance with the terms hereof, with a copy to the Company and the Investors at their respective addresses indicated herein;

or, in each case, to such other Person or address as any party shall specify by notice in writing to the Company and the Investors. Any notice so addressed shall be deemed to be given: if delivered personally or by telecopy (including facsimile), on the date of such delivery, if a business day, otherwise on the first business day thereafter; if mailed by certified or registered mail with postage prepaid, on the third business day after the date of such mailing; and if sent by next-day or overnight mail or delivery, on the first business day following the date of such mailing or delivery.

17. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

18. Entire Agreement. This Agreement, together with the Purchase Agreement, the Registration Rights Agreement, the Stock Incentive Plan, any employment agreement between the Company or any Subsidiary and any party hereto and the other agreements and documents referenced herein, including in the recitals hereto (collectively, the "Other Agreements"), embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the Shares, other than those expressly set forth or referred to herein and other than those set forth in the Other Agreements. This Agreement and the Other Agreements supersede all prior agreements and understandings among the parties with respect to such subject matter, and it is the understanding of all parties hereto that any such prior agreement is hereby terminated, null and void as of the Closing Date.

19. Injunctive Relief. The Shares cannot readily be purchased or sold in the open market, and for that reason, among others, the Company and the Investors will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or the Investors may have. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts in New York, New York for the purposes of any suit, action or other proceeding arising out of or based upon this Agreement or the subject matter hereof. Each party hereto hereby consents to service of process by mail made in accordance with Section 16 hereof.

20. Defined Terms. As used in this Agreement, the following terms shall have the meanings ascribed to them below:

     20.1. Affiliate. "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such Person.

     20.2. Awards. "Awards" shall have the meaning ascribed to such term in the Stock Incentive Plan.

     20.3. Change in Control. "Change in Control" shall mean (i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Institutional Investors or their Affiliates; (ii) any person or group (together with their Affiliates), other than the Institutional Investors or their Affiliates, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of the Company and the Institutional Investors or their Affiliates cease to control the Board; or
(iii) any merger, consolidation or similar transaction pursuant to which the stockholders of the Company immediately prior to such merger, consolidation or similar transaction own, in the aggregate, less than fifty percent (50%) of the voting securities of the Company outstanding immediately after such merger, consolidation or similar transaction and the Institutional Investors or their Affiliates cease to control the Board.

     20.4. Closing Date. The "Closing Date" shall mean the date on which the transactions contemplated by the Purchase Agreement close.

     20.5. Common Stock. "Common Stock" shall mean common stock, par value $0.01 per share, of the Company.

     20.6. Convertible Securities. "Convertible Securities" shall mean any warrants, options or other rights to acquire, and any equity and debt securities convertible into, capital stock of the Company or any Subsidiary.

     20.7. Equity Securities. "Equity Securities" shall mean any equity securities of any kind of the Company or any Subsidiary, including any Convertible Securities.

     20.8. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     20.9. Fair Market Value. "Fair Market Value", for purposes of the Repurchase Rights set forth in Section 5 of this Agreement, shall mean, at any time, the amount per Share of

Common Stock or Preferred Stock, as the case may be, that the holder thereof would be entitled to receive if the Company were sold or liquidated at such time, based on the fair market value of the Company at such time, which amount and fair market value shall be determined in good faith by the Board without regard to a minority discount or discount due to any transfer restrictions.

     20.10. Investors. "Investors" shall mean the Institutional Investors, the Employee Stockholders and their respective transferees and assigns that become parties to this Agreement pursuant to Section 11.3 hereof.

     20.11. Majority Employee Stockholders. "Majority Employee Stockholders" as of any date of determination shall mean those Employee Stockholders who Own a majority of the total combined voting power of all Shares then held by the Employee Stockholders.

     20.12. Mandatory Conversion. "Mandatory Conversion" shall have the meaning ascribed to such term in the Restated Certificate.

     20.13. Other Shares. "Other Shares" shall mean Shares (including Shares acquired pursuant to an Award) other than the SPA Shares.

     20.14. Owns, Own or Owned. "Owns," "Own," or "Owned" shall mean beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act, assuming the conversion (whether or not then convertible) of all outstanding Preferred Stock (which for purposes hereof shall mean assuming the conversion (whether or not then convertible) of all outstanding Preferred Stock into the number of shares of Common Stock into which such Preferred Stock is convertible at the then applicable Conversion Rate in accordance with, and as adjusted from time to time by, the Restated Certificate without giving effect to Article IV, Section 5, subclauses (a)(i)(B)(2) and (a)(ii)(B)(2) of the Restated Certificate).

     20.15. Permitted Assignee. A "Permitted Assignee" shall mean, with respect to each Investor, any Affiliate of such Investor and any member, general partner or limited partner of such Investor (or any Person holding an equity interest in any such member, general partner or limited partner); provided, that in each instance, any such transferee agrees to be bound by the provisions of this Agreement in accordance with the terms of Section 11.3 hereof.

     20.16. Person. "Person" shall mean an individual, partnership, corporation, limited liability company, limited liability partnership, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     20.17. Prime Rate. "Prime Rate" shall mean the rate from time to time published in the "Money Rates" section of The Wall Street Journal as being the "Prime Rate" (or, if more than one rate is published as the Prime Rate, then the highest of such rates).

     20.18. Promissory Note. "Promissory Note" shall mean a promissory note in a form reasonably acceptable to the Company with a maturity date that does not exceed three (3) years from the date of such repurchase, bearing simple interest of not less than the Prime Rate in effect on the date of such repurchase, and payable as to interest in equal monthly installments during the term of the note and as to principal on the maturity date.

     20.19. Qualified Public Offering. "Qualified Public Offering" shall have the meaning ascribed to such term in the Restated Certificate.

     20.20. Registration Rights Agreement. "Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and the investors ascribed thereto.

     20.21. Repurchase Price. "Repurchase Price" mean shall:

          (a) on or following an Employee Stockholder's termination of employment or service, as applicable, other than (i) by the Company or any Subsidiary for Cause (as defined in the Stock Incentive Plan) or (ii) in the event such Employee Stockholder materially violates any non-competition or similar restrictive covenant with the Company or any Subsidiary (including without limitation such restrictive covenants contained in an Employee Stockholder's employment agreement) prior to the date of repurchase, an amount equal to the Fair Market Value of the Shares on the date of repurchase;

          (b) on or following an Employee Stockholder's termination of employment or service, as applicable, by the Company or any Subsidiary for Cause (as defined in the Stock Incentive Plan), the lesser of (i) the original purchase price paid for such Shares, and (ii) the Fair Market Value of the Shares on the date of repurchase; or

          (c) in the event such Employee Stockholder materially violates any non-competition or similar restrictive covenant with the Company or any Subsidiary (including without limitation any such restrictive covenants contained in an Employee Stockholder's employment agreement) prior to the date of repurchase, the lesser of (i) the original purchase price paid for such Shares, and (ii) the Fair Market Value of the Shares on the date of repurchase.

     20.22. Requisite Institutional Investors. "Requisite Institutional Investors" shall mean the Institutional Investors who Own a majority of the total combined voting power of all Shares then held by the Institutional Investors.

     20.23. Stock Incentive Plan. "Stock Incentive Plan" shall mean the Chronic Care Solutions Holding, Inc. Stock Incentive Plan.

     20.24. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     20.25. Shares. "Shares" shall mean shares of Common Stock and Convertible Securities (including Preferred Stock) convertible into Common Stock.

     20.26. SPA Shares. "SPA Shares" shall mean Shares acquired pursuant to the Purchase Agreement.

     20.27. Transfer. "Transfer" (or any variation thereof used herein) shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, hypothecation or other disposal.

     20.28. Warburg Pincus. "Warburg Pincus" shall mean Warburg Pincus Private Equity IX, L.P.

21. Grant of Irrevocable Proxy. Notwithstanding anything to the contrary in
Section 6, each Employee Stockholder hereby grants to Warburg Pincus such Employee Stockholder's proxy, and appoints Warburg Pincus as such Employee Stockholder's attorney-in-fact (with full power of substitution and resubstitition), for and in its name, place and stead, to (i) vote or act by written consent with respect to the Shares now or hereafter owned by such Employee Stockholder (including the right to sign its name to any consent, certificate or other document relating to the Company that Delaware law may require) in connection with any and all matters, including, without limitation, matters set forth hereunder as to which any vote or actions may be requested or required (other than with respect to the consents required by Section 9 or 10 hereof), (ii) if requested by the underwriters managing any public offering of securities of the Company, execute a lock-up agreement containing terms consistent with those contained in any such lock-up agreement entered into by the Institutional Investors with such underwriter and (iii) take any and all action necessary to sell or otherwise Transfer such Employee Stockholder's Shares as contemplated by Section 4 hereof. This proxy is coupled with an interest and shall be irrevocable, and each Employee Stockholder will take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by him with respect to his or her Shares.

                            [signature pages follow]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first above written.

                                        CHRONIC CARE SOLUTIONS HOLDING, INC.


                                        By: /s/ Alok Sanghvi
                                            ------------------------------------
                                        Name: Alok Sanghvi
                                        Title: President

                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first above written.

                                        WARBURG PINCUS PRIVATE EQUITY IX, L.P.

                                        By: Warburg Pincus IX LLC, General
                                            Partner


                                        By: /s/ David Wenstrup
                                            ------------------------------------
                                        Name: David Wenstrup
                                        Title: Managing Director

                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first set forth above.

                                        /s/ Howard Deutsch
                                        ----------------------------------------
                                        Name: Howard Deutsch
                                        Title: Executive Chairman

                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first above written.


                                        /s/ Joseph Capper
                                        ----------------------------------------
                                        Name: Joseph Capper
                                        Title: Chief Executive Officer

                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first set forth above.


                                        /s/ Ronald Drabik
                                        ----------------------------------------
                                        Name: Ronald Drabik
                                        Title: Chief Financial Officer

                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first set forth above.


                                        /s/ Michael Geldart
                                        ----------------------------------------
                                        Name: Michael Geldart
                                        Title: Chief Operating Officer


                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first set forth above.


                                        /s/ Daniel Wisniewski
                                        --------------------------------------
                                        Name: Daniel Wisniewski
                                        Title: Chief Information Officer


                    [Stockholders' Agreement Signature Page]

     IN WITNESS WHEREOF, the undersigned has executed this Stockholders' Agreement as of the date first set forth above.


                                        /s/ David Quick
                                        ----------------------------------------
                                        Name: David Quick
                                        Title: Executive Vice President,
                                               Sales and Marketing


                    [Stockholders' Agreement Signature Page]

                                   SCHEDULE I

                             INSTITUTIONAL INVESTORS

WARBURG PINCUS PRIVATE EQUITY IX, L.P.
466 Lexington Avenue
New York, New York 10017
Facsimile No.: (212) 878-9100
Attention: David Wenstrup

with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Facsimile No.: (212) 728-9222
Attention: Steven J. Gartner, Esq.

                                   SCHEDULE II

                              EMPLOYEE STOCKHOLDERS

HOWARD DEUTSCH
19 Tanglewood Drive
Titusville, NJ 08560

JOSEPH CAPPER
5139 Jasmine Way
Palm Harbor, FL 34685

RONALD DRABIK
915 Lumsden Reserve Drive
Brandon, FL 33511

MICHAEL GELDART
1407 Maple Forest Road
Clearwater, FL 33674

DANIEL WISNIEWSKI
2895 Armadillo Drive
Palm Harbor, FL 34683

DAVID QUICK
3902 First Street East
Palmetto, FL 34221

                                    EXHIBIT A

                                     FORM OF

                                JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (the "Agreement") is made as of the ____ day of ____________ by _________________, having an address at
____________________________ (the "Joining Party").

                                   WITNESSETH

     WHEREAS, Chronic Care Solutions Holding, Inc., a Delaware corporation (the "Company"), is a party to that certain Stockholders' Agreement, dated as of September 30, 2005 (as the same may be amended from time to time, the "Stockholders' Agreement") (Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Stockholders' Agreement);

     WHEREAS, the Stockholders' Agreement provides that as a condition to becoming an Investor, a Person must execute and deliver to the Company a Joinder Agreement pursuant to which such Person agrees to be bound by the terms and conditions of the Stockholders' Agreement;

     WHEREAS, the Joining Party desires to become an Employee Stockholder of the Company by executing a copy of this Agreement; and

     WHEREAS, the Joining Party has determined that it is desirable and in the Joining Party's best interests to execute this Joinder Agreement.

     NOW, THEREFORE, the Joining Party hereby agrees as follows:

     1. Joinder of Operating Agreement. By executing this Joinder Agreement, the Joining Party accepts and agrees to be bound by all of the terms and provisions of the Stockholders' Agreement as if he, she or it were an original signatory thereto and shall be deemed to be, and entitled to all of the rights and subject to all of the obligations of, an Employee Stockholder thereunder, such Joining Party hereby acknowledges its grant of an irrevocable proxy pursuant to Section 21 of the Stockholders' Agreement and such Joining Party shall be added to
Schedule I of the Stockholders' Agreement.

     2. Full Force and Effect. Except as expressly modified by this Agreement, all of the terms, covenants, agreements, conditions and other provisions of the Stockholders' Agreement shall remain in full force and effect in accordance with its terms.

     3. Notices. All notices provided to the Joining Party shall be sent or delivered to the Joining Party at the address set forth on the signature page hereto unless and until the Company and the Institutional Investor have received written notice from the Joining Party of a changed address.

     4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such state.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Joining Party has executed and delivered this Agreement as of the date first above written.


                                        JOINING PARTY


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------

                      [Signature Page to Joinder Agreement]